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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated
January 29, 1997 included in CB Commercial Real Estate Services Group, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.



                                                         /s/ Arthur Andersen LLP



Los Angeles, California

December 5, 1997